                                                                   EXHIBIT 10.19

             THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY
                          BNSFC 302606 - Amendment 1
                       REGULATED TRANSPORTATION CONTRACT


Effective Date: 01/01/2001                           Expiration Date: 12/31/2013

1. INTRODUCTION

The parties to this Transportation Contract, as named below, desire to amend said Contract as stated herein, pursuant to 49 U.S.C. 10709.

CALIFORNIA STEEL INDS
THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY

2. TERM

The term of this Contract is being amended and shall be effective on 01-01-2001 and shall remain in effect through 12-31-2013.

3. TRANSPORTATION SERVICE AGREEMENT

A. The Contract is being amended to delete the current rate structure and replace with rates and conditions as shown in the Transportation Service Agreement, attached hereto and by this reference made a part hereof.
B. Amend Section "14" by adding the following at the end of the first paragraph:
   "As further clarification with respect to CSI, Force Majeure shall include any act of God (as defined in section 14 of the contract), acts of public enemy, war, blockade, insurrection, vandalism, sabotage, fire, accident, explosion, labor strike or interference, lockout or labor dispute, governmental order or regulation, or breakage of machinery, and/or any other causes beyond reasonable control of CSI, which results in the closure, suspension or material diminishment of operations at CSI's facility. The Minimum Volume Requirements of CSI during any given year shall be pro-rated to take into account any period of Force Majeure invoked by either CSI or BNSF. Any shipment made contrary to the route(s) specified in the Contract or Amendment due to a Force Majeure invoked by BNSF shall apply in determining compliance with the minimum percentage requirement.
C. Delete the second paragraph of Section 18 of the Contract.

4. RIGHTS AND OBLIGATIONS

Nothing in this Amendment shall alter the rights or obligations of the parties, except as specifically provided for in the above. The terms and conditions of the Amendment will only apply to shipments tendered on or subsequent to the effective date of this Amendment.

5. SIGNATURES

Intending to be legally bound, the parties hereto have caused this Contract to be executed by their representatives as written below:

CALIFORNIA STEEL INDS

By:  /s/ C. Lourenco Goncalves
     --------------------------
Title: PRESIDENT & C.E.O.
       ------------------------
Date:        1/15/2001
       ------------------------

             THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY
                          BNSFC 302606 - Amendment 1
                       REGULATED TRANSPORTATION CONTRACT

THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY

By:  /s/ David L. Garin
    ------------------------------------

Title:  Group V.P. Industrial Products
       ---------------------------------

Date:  1-15-01
      ----------------------------------

             THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY
                          BNSFC 302606 - Amendment 1
                       REGULATED TRANSPORTATION CONTRACT

                      *Transportation Service Agreement*

Effective Date: 01/01/2001                           Expiration Date: 12/31/2013

                                   CUSTOMER

CALIFORNIA STEEL INDS is the Party entitled to the price(s). PO BOX 5065 FONTANA, CA. 92334-5065
CALIFORNIA STEEL INDS is the Party responsible for the freight charges. Freight bills will be directed to PO BOX 5065 FONTANA, CA 92334-5065
CALIFORNIA STEEL INDS is the Party who is designated to receive either notifications of a price authority, amendments, revisions or supplements, or escalations, or matters pertaining to a Force Majeure or other matters of an emergency or operating nature. PO BOX 5065 FONTANA, CA. 92334-5065
CALIFORNIA STEEL INDS is a signature Party to the contract. PO BOX 5065 FONTANA, CA 92334-5065
THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY is a signature Party to the contract. PO BOX 961069 FT WORTH, TX 76161-0069

                                   EXHIBIT
-Freight charges must be prepaid.
-Price applies in US funds.
-When BNSF bills CSI, CSI will have up to 15 calendar days from the date of the freight bill to make payment utilizing Web based "epay" payment option. All other terms and conditions of the "BNSF Credit Policy" will apply.
-Prices in this Regulated Contract alternate with other Regulated Contracts. -The Price document number, correct address and patron code must be shown on the bill of lading to insure accurate billing.
-Price does not apply on shipments accorded transit, inspection, reconsignment, diversion, or stopping in transit for loading or unloading.
-Prices are subject to BNSF Rules Book 6100-Series.
-Prices are not subject to Fuel Surcharge provisions as described in BNSF Rules Book 6100.
-BNSF agrees to acquire rail car equipment designed to accommodate the loading of steel slabs. Such equipment is anticipated to be placed in customer's service no later than 12-31-2001.
-If CSI or its agent meets its obligations in the next paragraph, BNSF agrees to place an empty train at CSI's designated loading facility located at the Port of Long Beach or Los Angeles Harbor, CA at or prior to the time for which CSI or its agent had ordered placements.

CSI or its agent shall give BNSF notice by a telephone call at 213-267-4086, to place an empty train, or a portion thereof, at CSI's designated loading facility at the Port of Long Beach or Los Angeles Harbor, CA no later than 22 hours before the time at which CSI or its agent desires the train to be placed.

If BNSF fails to meet the service commitment as above stated for reasons other than those set forth in the next paragraph, BNSF agrees to pay CSI the actual terminal invoice covering the costs incurred by their agent, RDP Terminals, up to a maximum, of eight (8) hours for each hour or portion there of, that elapse between the time of actual placement and the time for which placement was ordered. Notwithstanding the foregoing if BNSF is not able to furnish empty cars for the 8:00 A.M. or 1:00 P.M. loading shift but telephones CSI's agent (RDP) not later than 7:00 A.M. of the same day; BNSF agrees to pay CSI the actual

             THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY
                           BNSFC 302606 - Amendment 1
                       REGULATED TRANSPORTATION CONTRACT

terminal invoice covering the costs incurred by the their agent, RDP Terminals for a total of four (4) hours in lieu of eight (8) hours as provided above. Provided however that BNSF shall not be obligated to make such payment unless CSI or its agent has given BNSF notice of CSI's intent to invoke this Section, within the first two (2) hours of such delay, by telephone call at 213-267-4086 and has followed such notice with a Telefax (fax 213-267-5668).

The service commitment specified above shall not apply where BNSF is unable to perform due to an Act of God, strikes, lockouts, wrecks, mechanical breakdowns in equipment or facilities of BNSF, CSI or its agent, or any act of failure to act on the part of CSI or its agent.

By way of clarification, derailments of empty unit trains, or any portion thereof, or collisions with other vehicles or objects while enroute to CSI or its agent at Los Angeles Harbor to meet a prescheduled empty train loading appointment, shall not constitute grounds for exclusion from Service commitment requirements and responsibilities.

-If CSI elects to change port of entry from Long Beach or Los Angeles Harbor, CA. CSI will notify BNSF of such anticipated change at least three (3) months prior to such change. CSI and BNSF will thence commence negotiations for transportation charges from the new port of entry.

                             COMMODITY DEFINITIONS

STCC     Description
33123 IRON OR STEEL SHEET OR STRIP PLATED LEADED, PRIMED OR TARRED, OR PAINTED OR LACQUERED WITH ONE COAT OR BOTH, ONE COLOR ONLY SIDE
3312140  SLABS, IRON OR STEEL, IN THE ROUGH
3312150 BREAKDOWNS, SLAB OR SHEETBARS, IRON OR STEEL, VIZ. UNFINISHED MATERIAL HAVING VALUE FOR REFOLLING PURPOSES ONLY

             THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY
                           BNSFC 302606 - Amendment 1
                       REGULATED TRANSPORTATION CONTRACT

                                   MATRIX 01


Origin                  LONG BEACH, CA
                        LOS ANGELES HARBOR, CA

Destination             KAISER, CA

Equipment               Price applies in railroad owned or leased equipment.
                        Price applies in Coil Cars (General Car Types: OC - Open
                        Coil Cars, CD - Closed Coil Cars, CL - Coil Cars) or
                        Flat Cars (General Car Type: FP - Flat Pedestal Cars).

Route                   BNSF

MATRIX 01


 Effective                    Expiration                  Commodity                    Base Rate                  Volume in
   Date                           Date                                              (Per Metric Ton)             Metric Tons
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                          Minimum Weight will be 81.8 Metric Tons per car
--------------------------------------------------------------------------------------------------------------------------------
01/01/2001                     12/31/2001                33-121-40/50                       $4.48                0 to 1,400,000
-------------------------------------------------------------------------------------------------------------------------------
01/01/2001                     12/31/2001                33-121-40/50                       $4.12                over 1,400,000
-------------------------------------------------------------------------------------------------------------------------------
01/01/2001                     12/31/2001                   33-123                          $4.70                   no volume
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
01/01/2002                     12/31/2002                33-121-40/50                       $4.57                0 to 1,400,000
-------------------------------------------------------------------------------------------------------------------------------
01/01/2002                     12/31/2002                33-121-40/50                       $4.20                over 1,400,000
-------------------------------------------------------------------------------------------------------------------------------
01/01/2002                     12/31/2002                   33-123                          $4.79                   no volume
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
01/01/2003                     12/31/2003                33-121-40/50                       $4.66                0 to 1,400,000
-------------------------------------------------------------------------------------------------------------------------------
01/01/2003                     12/31/2003                33-121-40/50                       $4.28                over 1,400,000
-------------------------------------------------------------------------------------------------------------------------------
01/01/2003                     12/31/2003                   33-123                          $4.88                   no volume
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
01/01/2004                     12/31/2004                33-121-40/50                       $4.75                0 to 1,400,000
-------------------------------------------------------------------------------------------------------------------------------
01/01/2004                     12/31/2004                33-121-40/50                       $4.37                over 1,400,000
-------------------------------------------------------------------------------------------------------------------------------
01/01/2004                     12/31/2004                   33-123                          $4.98                   no volume
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
01/01/2005                     12/31/2005                33-121-40/50                       $4.85                0 to 1,400,000
-------------------------------------------------------------------------------------------------------------------------------
01/01/2005                     12/31/2005                33-121-40/50                       $4.46                over 1,400,000
-------------------------------------------------------------------------------------------------------------------------------
01/01/2005                     12/31/2005                   33-123                          $5.08                   no volume
-------------------------------------------------------------------------------------------------------------------------------

             THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY
                          BNSFC 302606 - Amendment 1
                       REGULATED TRANSPORTATION CONTRACT

Effective          Expiration         Commodity             Base Rate            Volume in
  Date                Date                               (Per Metric Ton)       Metric Tons
-------------------------------------------------------------------------------------------
                          Minimum Weight will be 81.8 Metric Tons per car
01/01/2006         12/31/2006       33-121-40/50             $4.95            0 to 1,400,000
01/01/2006         12/31/2006       33-121-40/50             $4.55            over 1,400,000
01/01/2006         12/31/2006       33-123                   $5.18            no volume

01/01/2007         12/31/2007       33-121-40/50             $5.05            0 to 1,400,000
01/01/2007         12/31/2007       33-121-40/50             $4.64            over 1,400,000
01/01/2007         12/31/2007       33-123                   $5.28            no volume

01/01/2008         12/31/2008       33-121-40/50             $5.15            0 to 1,400,000
01/01/2008         12/31/2008       33-121-40/50             $4.73            over 1,400,000
01/01/2008         12/31/2008       33-123                   $5.39            no volume

01/01/2009         12/31/2009       33-121-40/50             $5.25            0 to 1,400,000
01/01/2009         12/31/2009       33-121-40/50             $4.82            over 1,400,000
01/01/2009         12/31/2009       33-123                   $5.50            no volume

01/01/2010         12/31/2010       33-121-40/50             $5.36            0 to 1,400,000
01/01/2010         12/31/2010       33-121-40/50             $4.92            over 1,400,000
01/01/2010         12/31/2010       33-123                   $5.61            no volume

01/01/2011         12/31/2011       33-121-40/50             $5.47           0 to 1,400,000
01/01/2011         12/31/2011       33-121-40/50             $5.02           over 1,400,000
01/01/2011         12/31/2011       33-123                   $5.72           no volume

01/01/2012         12/31/2012       33-121-40/50             $5.58          0 to 1,400,000
01/01/2012         12/31/2012       33-121-40/50             $5.12          over 1,400,000
01/01/2012         12/31/2012       33-123                   $5.83          no volume

01/01/2013         12/31/2013       33-121-40/50             $5.69          0 to 1,400,000
01/01/2013         12/31/2013       33-121-40/50             $5.22          over 1,400,000
01/01/2013         12/31/2013       33-123                   $5.95          no volume

(+) Location includes switching limits
*See Matrix Definitions Below

                            MATRIX 01 DEFINITIONS

Commodities

33123                    33123 - IRON OR STEEL SHEET OR

3312140/050              3312140 SLABS, IRON OR STEEL,
                         3312150 SLAB BKDN IORS